(Translation from Chinese)

Listing Agreement

Contract No.: 003

Party A:  NingGuo Shunchang Machinery Co., Ltd (“Party A”), a company registered in China.

Legal address: Anhui, NingGuo,Yueyang Road, No 290, Anhui, China.

Tel: 0563-418 3708, Fax 418 3701

Party B: EastBridge Investment Group Corp (“Party B”), a company registered in the US.

Legal address: 2101 E Broadway, #30, Tempe, AZ 85282 USA

Tel: 480 966 2020; FAX: 480 966 0808

Regarding listing of Party A’s shares in the US, Party A and Party B have, through friendly consultation, reached the following agreement for mutual obligations.

Article 1—Listing Service

Whereas, Party A asks Party B to help list its stock on OTCBB (NASD OTCBB) stock market directly or indirectly through a merger with a public company. Party A’s definition of its listing is for its stock to be published on NASD OTCBB as a result of direct listing or through a merger with a public company. Party A has the right to refuse the company to merge should it deems it not appropriate.

Article 2—Authority and Preconditions

1. Party B’s authority includes consultations, negotiations involved in the listing, and the handling of relevant formalities; Party B shall have the right to decide how to list on OTCBB for Party A, in any legal manner conforming to US laws and relevant regulations thereof.

2. Party A shall meet the following conditions before Party B agrees to take on this project as stipulated in Article 1 hereof:

A.

Party A shall, at the time of the execution hereof, provide Party B with financial reports for 2005 and 2006 issued by local certified public accountants.

B.

Party A shall provide Party B with a quarterly financial report (annual financial report for the fourth quarter) issued by local certified public accountant on a quarterly basis,

Article 3—Term and Conditions

1)

Party B shall bring Party A public within a year and a half (eighteen months) on condition of Party A’s fulfillment of the following:

2)

Successful financial auditing for 2006 and 2007 in accordance with the US GAAS (Generally Accepted Auditing Standard) and GAAP (Generally Accepted Accounting Principles) prior to Party A’s successful listing,

A.

Party A has not lost greater than 20% of its assets as in December, 2006’s financial statement,

B.

Party A is able to realize an after-tax profits for 2006 and 2007 of at least RMB 2,500,000 and RMB 2,500,000; such pre-estimated after-tax profits shall be the basis of current market conditions, instead of guarantee or commitment.

C.

Party A is free from material law suits or scandals, etc., which are detrimental to the intangible assets of Party A.

      3) Party A agrees that the first day when the stock of Party A is freely traded on OTCBB shall be the date of this agreement’s expiration. If after 18 months after the execution of this agreement, Party A’s stock is still not freely traded on OTCBB in the US, the Parties agree to terminate this Listing Agreement. The Parties may also enter into a written agreement to extend the Term hereof.

Article 4—Party A’s Protection of Party B’s Interest

1. Party B agrees to bear the following expenses for the listing of Party A:

A.

Legal and consulting expenses;

B.

Expenses for 2 years (2006,2007) of GAAS/GAAP auditing;

C.

SEC application fee, road show (Party A shall bear its own traveling expenses), one year of PR expenses;

D.

Expenses for merger with another listed company, merger legal expenses, and merger auditing expenses;

E.

Opening expenses; Party A shall bear the stock certificates’ printing expense and registration expense;

2. In order to protect Party B’s interest already invested or to be invested, the Parties agree to the following conditions demanded by Party B:

A.

If for any reason or no reason Party A does not want to be listed in the US, Party A agrees not to list in any manner of its stock in any stock market of the world within 2 years after termination of this agreement.

B.

Party A confirms that on the date of and upon the execution this agreement, Party A’s shareholders and the ownership of stock held by them are:

1. The original Party A’s shareholders and their total stock ownership of Party A’s stock is 80%;

2. The total Party B’s stock ownership of Party A’s stock is 20%.

C.  After the execution hereof, Party A shall not, without written consent of Party B, change its stock equity structure.

E. Party A agrees to grant ONE board seat to Party B.

Article 5—Timely Report

The Parties shall be responsible for notifying the other party on a timely basis regarding the progress and change of the listing.

Article 6— Listing fees and Manner of Payment

1) Party A agrees to grant 20% of its stock for no consideration to Party B at the time of the execution of this agreement as the sole compensation for Party B’s listing service. And Party B agrees to accept such a compensation for its service. Board of Directors of Party A shall provide Party B with a resolution regarding the transfer of 20% stock ownership to Party B.

Article 7—Stock Transfer

Party B shall not, prior to the SEC’s approval of the listing of Party A’s stock, transfer to any third party of Party A’s shares held by Party B in any manner.

Article 8— Treatment of stock for Failure of Listing

If for any reason or no reason Party A cannot or does not want to be listed in the US 18 months after this Listing Agreement becomes effective, unless such delay is consented to by Party A in writing, then Party B shall, within 15 days of the expiration of this agreement and any extension in writing thereof, unconditionally sell Party A’s shares held by Party B back to Party A for ONE RMB (Chinese Currency) dollar total.

Article 9—Consent to Invitation

Prior to the listing, in order for Party B to make efficient introduction of Party A  to the US investors and the stock market, Party A agrees to invite Party B to attend its board meetings and senior management meetings to have some knowledge of its daily business operation.

Article 10—Confidentiality

Party A and Party B shall be liable for actively maintaining the confidentiality of the business secret of the other party or relevant to the listing.

Article 11—Applicable Law

For matters not included herein, Contract Law of the People’s Republic of China shall govern; implementation and construction of this Contract shall be governed by the laws of the People’s Republic of China.

Article 12—Dispute Settlement

For all disputes and differences relevant hereto or arising from performance hereof, the Parties shall first try to settle them through friendly consultation. If no agreement is reached within 30 days as of the date of the occurrence of the dispute or difference, either party may submit the dispute to Beijing International Arbitration Commission for arbitration in accordance with then applicable arbitration rules. The arbitration award shall be final, and binding on both parties.

Article 13 Entire Agreement

This Agreement shall be the final and complete contract between the Parties, and shall supersede all previous agreements between the Parties, oral or written.

Article 14—Miscellaneous

1. If this agreement has versions of more than one language, the Chinese version shall govern in case of dispute or inconsistency between them.

Article 15—Effectiveness and Modification

This agreement shall become effective as of the date when it is signed by both parties. The Parties may modify or supplement this agreement in writing, and written modification or supplementation to this agreement signed by the Parties shall be an integral part hereof, and shall have the same legal effect as this Contract.

Article 16—Duplicates

This agreement shall be served in 4 copies, with each party holding 2, each with the same legal effect.

Party A (signature and seal):                Party B (signature and seal):

/s/ Li Pei Nan                                        /s/ Keith Wong

Authorized representative name,           Authorized representative name,
signature and title:                                 signature and title:

Li Pei Nan, President                           Keith Wong, President

Date: Jan 06, 2007                              Date: Jan 06, 2007